UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2018

META FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act (the “Tax Act”). Based on its preliminary analysis of the Tax Act, including the reduction in the federal corporate income tax rate, Meta Financial Group, Inc. (the “Company”) estimates that it will incur an additional, non-recurring income tax expense of approximately $3.6 million for its first fiscal quarter ending December 31, 2017 from a reduction in the value of certain deferred tax assets as a result of the Tax Act. As the Company’s fiscal year end falls on September 30, the statutory federal corporate tax rate for fiscal 2018 will be prorated to 24.53%, with the statutory rate for 2019 and beyond at 21%. The Company currently anticipates an effective tax rate between 18% and 21% for the remaining 2018 fiscal quarters and an effective tax rate between 16% and 19% for fiscal 2019. The Company will continue to analyze the financial impact of the Tax Act.
Cautionary Note About Forward-Looking Statements
This Current Report on Form 8-K includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 including, but not limited to, statements regarding the impact on the Company of the Tax Act, including the expected additional income tax expense to be incurred in the Company’s fiscal quarter ending December 31, 2017, and the anticipated effective tax rate for the remaining 2018 fiscal quarters. The accuracy of these statements are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. Factors that could cause actual results to differ materially from those expressed or implied include the risk that Meta’s preliminary analysis of the impact of the Tax Act may be incorrect; additional changes in tax laws; and the factors discussed in the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

Date: January 2, 2018	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial Officer,
and Secretary